Exhibit 10.1

FIFTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 26, 2023 by and among

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Florida corporation (the “Lead Borrower”),

the Borrowers party hereto (together with the Lead Borrower, the “Borrowers”),

the Facility Guarantors party hereto (the “Facility Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”),

the Lenders party hereto, and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the Collateral Agent, among others, have entered into a certain Second Amended and Restated Credit Agreement dated as of September 2, 2011 (as amended, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Lead Borrower has requested, among other things, an increase in the Letter of Credit Sublimit in an amount equal to $100,000,000, such that the Letter of Credit Sublimit after giving effect to this Amendment will be $250,000,000; and

WHEREAS, the Loan Parties, the Required Lenders, the Issuing Banks, the Administrative Agent and the Collateral Agent have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.
Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
2.
Representations and Warranties. Each Loan Party hereby represents and warrants that immediately after giving effect to this Amendment, (i) no Default or Event of Default exists under the Amended Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except in the case of any representation and warranty qualified by “materiality” or “Material Adverse Effect”,

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which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by “materiality” or “Material Adverse Effect”, which is true and correct in all respects) as of such earlier date.
3.
Amendments to Credit Agreement.
a.
Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of June 26, 2023 by and among the Loan Parties party thereto, the Issuing Banks and the Agents.

“Fifth Amendment Effective Date” shall have the meaning set forth in the Fifth Amendment.

b.
Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Letter of Credit Sublimit” as follows:

“Letter of Credit Sublimit” means, from and after the Fifth Amendment Effective Date, $250,000,000, as such amount may be increased or reduced in accordance with the provisions of this Agreement. From and after (i) April 1, 2024 until (but excluding) July 1, 2024, the Letter of Credit Sublimit will be automatically reduced to $237,500,000, (ii) July 1, 2024 until (but excluding) October 1, 2024, the Letter of Credit Sublimit will be automatically reduced to $225,000,000, (iii) October 1, 2024 until (but excluding) January 1, 2025, the Letter of Credit Sublimit will be automatically reduced to $212,500,000, and (iv) January 1, 2025 the Letter of Credit Sublimit will be automatically reduced to $200,000,000; provided that the dates in clauses (i) through (iii) above (but not, for the avoidance of doubt, clause (iv)) may be extended as agreed between the Administrative Agent and the Lead Borrower; provided further that in connection with any such extension of any of the dates in clauses (i) through (iii) above, the Administrative Agent shall provide prompt notice to the Lenders thereof. Without limiting the foregoing, any Issuing Bank may enter into an agreement with the Administrative Agent and the Lead Borrower regarding an individual sublimit with respect to Letters of Credit issued by such Issuing Bank.

4.
Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
a.
Amendment. This Amendment shall have been duly executed and delivered by the Loan Parties, the Agents, the Lenders constituting the Required Lenders and the Issuing Banks.

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b.
Corporate Action. All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.
c.
Florida Out-of-State Affidavit. The Administrative Agent shall have received a Florida affidavit by each of the Lead Borrower, Burlington Coat Factory of Texas, L.P., a Florida limited partnership and Burlington Coat Factory of Texas, Inc., a Florida corporation (collectively, the “Florida Opinion Parties”), attesting to the out-of-state execution of this Amendment.
d.
No Default. Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
e.
No Material Adverse Effect. No event shall have occurred after January 28, 2023 that could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
f.
Fees and Expenses. (i) The Administrative Agent, the Arrangers and the Lenders shall have received, or substantially concurrently with the effectiveness of this Amendment, will receive, all applicable fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, and (ii) all Credit Party Expenses incurred by the Agents on or prior to the Fifth Amendment Effective Date, including reasonable and documented attorneys’ fees of one counsel, in connection with or relating to this Amendment that have been invoiced at least 3 Business Days prior to the Fifth Amendment Effective Date shall have been, or substantially concurrently with the effectiveness of this Amendment, will be reimbursed or paid.

Without limiting the generality of the provisions of the last paragraph of Section 8.05 of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender and Issuing Bank that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or an Issuing Bank unless the Administrative Agent shall have received written notice from such Lender or Issuing Bank prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

5.
Ratification and Reaffirmation. Each of the Loan Parties hereby ratifies and confirms all of its Obligations to the Agents, the Issuing Banks and the Lenders under the Amended Credit Agreement, and the other Loan Documents, including, without limitation, the Revolving Credit Loans and other Credit Extensions, and each of the Loan Parties hereby affirms its absolute and unconditional promise to pay to the Lenders, the Issuing Banks and the Agents, as applicable, the Revolving Credit Loans, other Credit Extensions, reimbursement obligations and all other amounts due or to become due and payable to the Lenders, the Issuing Banks and the Agents, as applicable, under the Amended Credit

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Agreement and the other Loan Documents and it is the intent of the parties hereto that nothing contained herein shall constitute a novation or accord and satisfaction. Each of the Loan Parties hereby acknowledges and confirms that (i) the Obligations will extend to all new obligations of any Loan Party under any amended or new Loan Document as amended by this Amendment) and (ii) the Liens, pledges and security interests granted pursuant to the Security Documents and the other Loan Documents are and continue to be valid, fully perfected and enforceable (subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (b) with respect to enforceability against Foreign Subsidiaries or under non-U.S. laws, the effect of non-U.S. laws, rules and regulations as they relate to pledges, if any, of Capital Stock in Foreign Subsidiaries and intercompany Indebtedness owed by Foreign Subsidiaries) first priority Liens on, and security interests in, all right, title and interest of the Loan Parties in the Collateral (to the extent required under the Security Documents), in each case prior and superior in right to any other Person, except for Permitted Encumbrances (x) having priority by operation of Applicable Law, (y) in favor of the agent under the Term Loan Financing Facility on any Term Loan Priority Collateral, or (z) in favor of the agent, trustee or other secured party in respect of any Qualifying Senior Secured Debt or any Qualifying Other Debt on any Qualifying Senior Collateral. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect.
6.
Binding Effect; Integration, Etc. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns. This Amendment and the Amended Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Amended Credit Agreement. This Amendment shall constitute a Loan Document.
7.
Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Loan Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Loan Parties enforceable against such in accordance with the terms thereof to the same extent as if a

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manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Credit Parties of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

8.
Governing Law; Jurisdiction; Consent to Service of Process.
a.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT GIVING EFFECT TO OTHER CONFLICTS OF LAWS PRINCIPLES THEREOF.
b.
Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the courts of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may

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otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.
c.
Each Loan Party agrees that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Amendment shall be brought solely in a court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.
d.
Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
9.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,

as Lead Borrower

By: /s/ David Glick

Name: David Glick
Title: Group Senior Vice President of Investor Relations and Treasurer

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By: /s/ David Glick

Name: David Glick
Title: Group Senior Vice President of Investor Relations and Treasurer

THE ENTITIES LISTED ON SCHEDULE II HERETO,

as Facility Guarantors

By: /s/ David Glick

Name: David Glick
Title: Group Senior Vice President of Investor Relations and Treasurer

[Burlington – Signature Page to Fifth Amendment]

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BANK OF AMERICA, N.A.,

as Administrative Agent, Collateral Agent, a Lender and as an Issuing Bank

By: /s/ Nicholas Balta

Name: Nicholas Balta
Title: Vice President

[Burlington – Signature Page to Fifth Amendment]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By: /s/ Jai Alexander

Name: Jai Alexander
Title: Director

[Burlington – Signature Page to Fifth Amendment]

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Truist Bank, as a Lender

By: /s/ Terry B. Snider

Name: Terry B. Snider
Title: Vice President

[Burlington – Signature Page to Fifth Amendment]

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U.S. BANK NATIONAL

ASSOCIATION, as a Lender

By: /s/ William Patton

Name: William Patton
Title: Senior Vice President

[Burlington – Signature Page to Fifth Amendment]

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JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Bank

By: /s/ James A. Knight

Name: James A. Knight
Title: Executive Director

[Burlington – Signature Page to Fifth Amendment]

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PNC BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By: /s/ Sari Garrick

Name: Sari Garrick
Title: Senior Vice President

[Burlington – Signature Page to Fifth Amendment]

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SCHEDULE I

Borrowers

1.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a Florida corporation

2.
Burlington Coat Factory of Texas, L.P., a Florida limited partnership

3.
Burlington Coat Factory of Kentucky, Inc., a Kentucky corporation

4.
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC., a New Jersey corporation

5.
Burlington Coat Factory Warehouse of New Jersey, Inc., a New Jersey corporation

6.
BURLINGTON COAT FACTORY OF PUERTO RICO, LLC, a Puerto Rico limited liability company

7.
BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN INC, a Texas corporation

8.
Burlington Coat Factory of Pocono Crossing, LLC, a Virginia limited liability company

9.
Burlington Distribution Corp., a Delaware corporation

10.
Burlington Merchandising Corporation, a Delaware corporation

11.
BURLINGTON COAT FACTORY OF TEXAS, INC., a Florida corporation

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SCHEDULE II

Facility Guarantors

1.
Burlington Coat Factory Holdings, LLC, a Delaware limited liability company

2.
Burlington Coat Factory Investments Holdings, Inc., a Delaware corporation

3.
BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC., a New Jersey corporation

4.
BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC., a New Jersey corporation

5.
BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP., a New Jersey corporation

6.
BCF Florence Urban Renewal, L.L.C., a New Jersey limited liability company

7.
BCF Florence Urban Renewal II, LLC, a New Jersey limited liability company

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